OPPENHEIMER MIDCAP FUND
                      Supplement dated April 1, 1998 to the
                       Prospectus dated November 17, 1997

The Prospectus is changed as follows:

1. The Supplement dated March 16, 1998 to the Prospectus is replaced by this supplement.

2. The section captioned "Who Manages The Fund?" under "A Brief Overview of the Fund" should be revised to read as follows:

      o Who Manages The Fund? The Manager is OppenheimerFunds, Inc., which (including subsidiaries) manages investment companies having over $75 billion in assets as of December 31, 1997. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund has a portfolio manager, Bruce Bartlett, who is employed by the Manager and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 14 for more information about the Manager and its fees.

3. The section captioned "Portfolio Manager" under "How the Fund is Managed" should be revised to read as follows:

     o Portfolio Manager. The Portfolio Manager of the Fund is Bruce Bartlett. He became the person principally responsible for the day-to-day management of the Fund's portfolio on April 1, 1998. Mr. Bartlett is a Vice President of the Manager and has served as an officer of other Oppenheimer funds since April 1995. In his most recent previous position, Mr. Bartlett was a Vice President and Senior Portfolio Manager at First of America Investment Corp.

4. The following paragraph should be added as the third paragraph in the section captioned "The Manager and Its Affiliates" under "How the Fund is Managed:"

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success.

5. The section captioned "At What Price Are Shares Sold?" under "How to Buy Shares" should be revised to read as follows:


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      o At What Price Are Shares  Sold?  Shares are sold at the public  offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

6. The fourth bullet point under "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" in Waivers of Class A Sales Charges" should be revised to read as follows:

      o if, at the time of purchase (if purchased during the period May 1, 1997 through December 31, 1997), the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

7. The last sentence in the first paragraph under the section captioned "Buying Class B Shares" under "About Your Account" should be revised to read as follows:
"The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

8.  The last  sentence  in the  fifth  paragraph  under  the  section  captioned
"Distribution and Service Plans for Class B and Class C Shares" should be revised to read as follows: "The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase."

9.  The last  sentence  in the  sixth  paragraph  under  the  section  captioned
"Distribution and Service Plans for Class B and Class C Shares" should be revised to read as follows: "The Distributor may pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase."

10. The first sub-paragraph under "Retirement Plans" in the section captioned "Special Investor Services" should be revised to read as follows: "o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers"

11. The section captioned "Buying Shares Through the Distributor" under "How Much Must You Invest" should be revised to read as follows:

     o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

     o Payments by Federal Funds Wire. Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire and receive further instructions.

12. The following should be added to the section captioned "Special Investor Services," after "Shareholder Transactions by Fax:"

OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.

13. The section captioned "Backup Withholding" under "Shareholder Account Rules and Policies" should be revised to read as follows:

      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

14. The section captioned "Buying a Dividend" under "Dividends, Capital Gains and Taxes-- Taxes" should be revised to read as follows:

      o "Buying a Dividend": If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain, respectively.

April 1, 1998                                                     PS0745.003

                        OPPENHEIMER MIDCAP FUND
                     Supplement   dated  April  1,  1998  to  the  Statement  of
   Additional Information dated November 17, 1997

      The Statement of Additional Information is amended as follows:

1. The following paragraph should replace the biographical data of Paul LaRocco which appears under the section "How the Fund Is Managed--Trustees and Officers of the Fund," on page 20:

Bruce Bartlett, Vice President and Portfolio Manager; Age: 48 Vice President of the Manager (April 1995); an officer of other Oppenheimer funds, formerly a Vice President and Senior Portfolio Manager at First of America Investment Corp.

2. The section captioned "Portfolio Management" under "The Manager and Its Affiliates" should be revised to read as follows:

      |X|  Portfolio  Management.  The  Portfolio  Manager  of the Fund is Bruce
Bartlett, who became the person principally responsible for the day-to-day management of the Fund's portfolio on April 1, 1998. Mr. Bartlett's background is described in the Prospectus under "Portfolio Manager." Other members of the Manager's Equity Portfolio Department, particularly Jay W. Tracey, III and Bonnie Sherman, provide the Portfolio Manager with counsel and support in managing the Fund's portfolio.



April 1, 1998                                                 PX0745.002